SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934


Check the appropriate box:
[ ]  Preliminary Information Statement
[X]  Definitive Information Statement


                            MARVEL ENTERPRISES, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
           1) Title of each class of securities to which transaction applies:

           2) Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

           4) Proposed maximum aggregate value of transaction:

           5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           1) Amount Previously Paid:
           .....................................................................
           2) Form, Schedule or Registration Statement No.:
           .....................................................................
           3) Filing Party:
           .....................................................................
           4) Date Filed:
           .....................................................................

                            Marvel Enterprises, Inc.
                                685 Third Avenue
                            New York, New York 10017




                              INFORMATION STATEMENT



 We Are Not Asking You for a Proxy and You Are Requested Not to Send Us a Proxy


         This Information Statement is being mailed to stockholders of Marvel Enterprises, Inc. (the "Company") on or about December 30, 1998, in connection with the approval of the Company's 1998 Stock Incentive Plan (the "1998 Stock Incentive Plan") by written consent of the holders of more than a majority in combined voting power of shares of the Company's common stock, $0.01 par value per share (the "Common Stock") and 8% cumulative convertible exchangeable preferred stock, $0.01 par value per share (the "8% Preferred Stock"). That approval by written consent (the "Written Consent") has been received by the Company.

         Stockholders of record at the close of business on December 11, 1998, are entitled to receive this Information Statement. At the close of business on that date, the Company had 33,452,127 shares of Common Stock outstanding, each share being entitled to one vote, and 16,900,000 shares of 8% Preferred Stock outstanding, each share being entitled to 1.039 votes. The 1998 Stock Incentive Plan requires, for its effectiveness, the approval of at least a majority in voting power of the outstanding shares of Common Stock and 8% Preferred Stock voting together as a single class. The Company has obtained that approval in the form of the Written Consent.

         Holders of shares of Common Stock and 8% Preferred Stock are not entitled under the Delaware General Corporation Law (the "DGCL") to dissenters' rights of appraisal in connection with the approval of the 1998 Stock Incentive Plan.

         Once again, we are not asking you for a proxy and you are requested not to send us a proxy.









                                December 30, 1998

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Under regulations of the Securities and Exchange Commission, persons who have the power to acquire shares of stock upon conversion of other securities, or to vote or dispose of shares of stock, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following tables set forth certain information regarding the beneficial ownership of Common Stock and 8% Preferred Stock, as of December 15, 1998, by (i) each person who is the beneficial owner of 5% or more of the outstanding Common Stock or 8% Preferred Stock (based, in part, upon copies of all Schedules 13D and 13G provided to the Company), (ii) each director of the Company, (iii) each executive officer named in the Summary Compensation Table and (iv) all executive officers and directors of the Company as a group. Because the voting or dispositive power of certain shares listed in the following table is shared, the same securities are sometimes listed opposite more than one name in the table and the sharing of voting or dispositive power is described in a footnote. The total number of shares of Common Stock and 8% Preferred Stock listed below for directors and executive officers as a group eliminates such duplication.

         Each share of 8% Preferred Stock is convertible by its holder into
1.039 shares of Common Stock. The tables assume that no warrants for the purchase of stock of the Company have been exercised. As far as the Company is aware, none of the stockholders named in the tables owns any warrants for the purchase of stock of the Company.

         The Schedules 13D and 13G that the Company used in compiling the tables take differing positions as to whether shares of stock covered by the Stockholders' Agreement are held with "shared voting power." The tables do not attempt to reconcile those differences.

Stockholders' Agreement

         The Company and the following stockholders are parties to a Stockholders' Agreement (the "Stockholders' Agreement") dated as of October 1, 1998:

      (1)  (i) Avi Arad, (ii) Isaac Perlmutter, (iii) Isaac Perlmutter T.A.,
           (iv) The Laura and Isaac Perlmutter Foundation Inc., (v) Object Trading Corp., and (vi) Zib Inc. (the "Perlmutter/Arad Group");

      (2) (i) Mark Dickstein, (ii) Dickstein & Company, L.P., (iii) Dickstein Focus Fund L.P., (iv) Dickstein International Limited, (v) Elyssa Dickstein, Jeffrey Schwarz and Alan Cooper as Trustees U/T/A/D 12/27/88, Mark Dickstein, Grantor, (vi) Mark Dickstein and Elyssa Dickstein, as Trustees of the Mark and Elyssa Dickstein Foundation, and (vii) Elyssa Dickstein (the "Dickstein Entities" and, together with the Perlmutter/Arad Group, the "Investor Group"); and

     (3) (i) The Chase Manhattan Bank, (ii) Morgan Stanley & Co., Incorporated, and (iii) Whippoorwill Associates, Incorporated, as agent of and/or general partner for certain accounts and funds (the "Lender Group").

         The Stockholders' Agreement provides that its parties will take such action as may reasonably be in their power to cause the Company's 11-member board of directors (the "Board") to include, subject to certain conditions, six directors designated by the Investor Group (one of whom, subject to certain conditions, shall be designated by the Dickstein Entities) and five directors designated by the Lender Group. The number of directors that the Investor Group, the Dickstein Entities and the Lender Group may designate will be reduced following June 30, 2000 in the event of decreases in beneficial ownership of capital stock of the Company below certain pre-determined levels, as set forth in the Stockholders' Agreement. The Stockholders' Agreement provides for the creation of various committees of the Board as well as the composition of those committees.

         The parties to the Stockholders' Agreement have the power to vote, in the aggregate, 64.7% in combined voting power of the outstanding shares of the Company's stock, as follows: 20,413,175 shares of Common Stock, or 61.0% of the outstanding shares of Common Stock entitled to vote, and 12,116,587 shares of 8% Preferred Stock, or 71.7% of the outstanding shares of 8% Preferred Stock entitled to vote.

         The Stockholders' Agreement was filed by the Company with the Securities and Exchange Commission as Exhibit 99.4 to the Company's Current Report on Form 8-K/A, filed on October 16, 1998.


                                                            Shares of Common Stock Beneficially Owned
                                     -----------------------------------------------------------------------------
                                                                            Sole Dispositive    Shared Dispositive
                                     Sole Voting Power Shared Voting Power        Power                Power
                                     ----------------- ------------------- -------------------  ------------------

Five Percent Stockholders,                     Percent             Percent             Percent             Percent
       Directors                                 of                  of                  of                  of
and Executive Officers                 Number   Class    Number     Class     Number    Class     Number    Class
----------------------                 ------   -----    ------     -----     ------    -----     ------    -----


Avi Arad (1)........................          0   *    33,002,308   71.7%   4,150,000   12.4%            0    *
  1698 Post Road East
  Westport, Connecticut  06880
Isaac Perlmutter (2)................          0   *    33,002,308   71.7%  13,168,573   35.5%            0    *
  P.O. Box 1028
  Lake Worth, Florida 33460
Mark Dickstein (3)..................     47,500   *     5,870,933   15.8%      47,500    *       5,870,933   15.8%
  c/o Dickstein Partners Inc.
  600 Madison Avenue
  16th Floor
  New York, New York 10021
The Chase Manhattan
Corporation (4).....................          0   *    33,002,308   71.7%   2,096,291    6.1%            0    *
  270 Park Avenue
  New York, New York  10017
Morgan Stanley & Co.
Incorporated (5) ...................          0   *    33,002,308   71.7%   4,020,792   11.3%            0    *
  1585 Broadway
  New York, New York  10036
Whippoorwill Associates, Inc.
as agent of and/or general
partner for certain institutions
and funds  (6) .....................          0   *     3,499,853    9.8%           0    *       3,499,853    9.8%
  11 Martine Avenue
  White Plains, NY  10606
Value Partners, Ltd.................  2,800,341   8.4%          0    *      2,800,341    8.4%            0    *
  Suite 808
  4514 Cole Avenue
  Dallas, Texas  75205
Morton E. Handel ...................      1,000   *             0    *              0    *               0    *
Eric Ellenbogen.....................          0   *             0    *              0    *               0    *
Shelley F. Greenhaus................          0   *             0    *              0    *               0    *
James F. Halpin.....................      5,000   *             0    *              0    *               0    *
Michael M. Lynton...................          0   *             0    *              0    *               0    *
Lawrence Mittman....................          0   *             0    *              0    *               0    *
Rod Perth...........................          0   *             0    *              0    *               0    *
Michael J. Petrick..................          0   *             0    *              0    *               0    *
Joseph M. Ahearn ...................        100   *             0    *              0    *               0    *
William H. Hardie, III..............          0   *             0    *              0    *               0    *
Alan Fine ..........................          0   *             0    *              0    *               0    *
David J. Fremed ....................          0   *             0    *              0    *               0    *
All executive officers and
  directors as a group
  (14 persons)......................     53,500   *    33,002,308   71.7%  17,366,073   37.7%    5,870,933   12.8%
--------------------------
*  Less than 1%.


(1) Mr. Arad is a director of the Company and a party to the Stockholders' Agreement. Except for the 4,150,000 shares over which Mr. Arad has sole dispositive power, shares over which Mr. Arad may be deemed to have shared voting power are beneficially owned by other parties to the Stockholders' Agreement and it is only by reason of Mr. Arad's position as a party to the Stockholders' Agreement that Mr. Arad may be deemed to possess that shared voting power.

(2) Mr. Perlmutter is a director of the Company and a party to the Stockholders' Agreement.

     (a) Shares over which Mr. Perlmutter may be deemed to have sole dispositive power are directly held as follows:

          Holder                                   Shares of Common Stock              Shares of 8% Preferred Stock
          ------                                   ----------------------              ----------------------------

          Zib Inc.                                      9,256,000                                 ---
          The Laura and Isaac Perlmutter
               Foundation Inc.                            250,000                                 ---
          Object Trading Corp.                             33,500                              3,492,852

          The sole stockholder of Zib Inc., a Delaware corporation, is Isaac Perlmutter T.A., a Florida trust (the "Perlmutter Trust"). Mr. Perlmutter is a trustee and the sole beneficiary of the Perlmutter Trust, and may revoke it at any time. Mr. Perlmutter is a director and the president of the Laura and Isaac Perlmutter Foundation Inc., a Florida not-for-profit corporation. Mr. Perlmutter is the sole stockholder of Object Trading Corp., a Delaware corporation. Mr. Perlmutter may be deemed to possess (i) the power to vote and dispose of the shares of Common Stock beneficially owned by Zib Inc. and Object Trading Corp. and (ii) the power to direct the vote and disposition of the shares of Common Stock beneficially owned by the Laura and Isaac Perlmutter Foundation Inc.

     (b) Except for the 13,168,573 shares over which Mr. Perlmutter has sole dispositive power, shares over which Mr. Perlmutter may be deemed to have shared voting power are beneficially owned by parties to the Stockholders' Agreement which are unaffiliated with Mr. Perlmutter and it is only by reason of Mr. Perlmutter's position as a party to the Stockholders' Agreement that Mr. Perlmutter may be deemed to possess that shared voting power.

(3) Mr. Dickstein is a director of the Company and a party to the Stockholders' Agreement. Shares over which Mr. Dickstein may be deemed to have shared voting power are directly held as follows:

          Holder                                   Shares of Common Stock              Shares of 8% Preferred Stock
          ------                                   ----------------------              ----------------------------

          Dickstein & Co., L.P.                          1,458,029                             2,419,609
          Dickstein Focus Fund L.P.                        195,620                               232,577
          Dickstein International Limited                  613,967                               805,876
          Mark Dickstein and Elyssa Dickstein,
               as trustees of The Mark and Elyssa
               Dickstein Foundation                            ---                                10,000
          Mark Dickstein                                    47,500                                 ---

     (a)  Dickstein & Co., L.P. is a Delaware limited partnership.

     (b)  Dickstein Focus Fund L.P. is a Delaware limited partnership.

     (c) Dickstein International Limited is a limited-liability, open-end investment fund incorporated as an international business company in the Territory of the British Virgin Islands.

     (d) The Mark and Elyssa Dickstein Foundation is a New York trust organized to be exempt from federal income taxes under Section 501(c)(3) of the Internal Revenue Code.

     (e) Dickstein Partners Inc., a Delaware corporation, is the advisor to Dickstein International Limited and is the general partner of Dickstein Partners, L.P., a Delaware limited partnership which in turn is the general partner of both Dickstein & Co., L.P. and Dickstein Focus Fund L.P. By reason of his position as president and sole director of Dickstein Partners Inc., Mr. Dickstein may be deemed to possess the power to vote and dispose of the shares of Common Stock beneficially owned by Dickstein & Co., L.P., Dickstein Focus Fund L.P. and Dickstein International Limited. By reason of his position as a trustee of the Mark and Elyssa Dickstein Foundation, Mr. Dickstein may be deemed to possess the power to direct the vote and disposition of the shares of Common Stock beneficially owned by the Mark and Elyssa Dickstein Foundation.

     (f)  Not included in the table are the shares of Common Stock that underlie
          (i) 140,000 shares of 8% Preferred Stock directly held by Elyssa Dickstein, Mark Dickstein's wife, and (ii) 50,000 shares of 8% Preferred Stock directly held by Elyssa Dickstein, Jeffrey Schwarz and Alan Cooper as Trustees U/T/A/D 12/27/88, Mark Dickstein, Grantor (the "Dickstein Trust"), a New York trust established by Mark Dickstein, as Grantor, for the benefit of his children. Mark Dickstein has no beneficial interest in the Dickstein Trust.

(4) (a) Shares over which The Chase Manhattan Corporation, a Delaware corporation, may be deemed to have sole dispositive power are held directly by The Chase Manhattan Bank, a New York corporation that is wholly owned by The Chase Manhattan Corporation. The Chase Manhattan Bank is a party to the Stockholders' Agreement.

     (b) Except for the 2,096,291 shares over which The Chase Manhattan Corporation has sole dispositive power, shares over which The Chase Manhattan Corporation may be deemed to have shared voting power are beneficially owned by parties to the Stockholders' Agreement which are unaffiliated with The Chase Manhattan Corporation and it is only by reason of The Chase Manhattan Bank's position as a party to the Stockholders' Agreement that The Chase Manhattan Corporation may be deemed to possess that shared voting power.

(5) Morgan Stanley & Co. Incorporated ("Morgan Stanley") is a party to the Stockholders' Agreement. Except for the 4,020,792 shares over which Morgan Stanley has sole dispositive power, shares over which Morgan Stanley may be deemed to have shared voting power are beneficially owned by parties to the Stockholders' Agreement which are unaffiliated with Morgan Stanley and it is only by reason of Morgan Stanley's position as a party to the Stockholders' Agreement that Morgan Stanley may be deemed to possess that shared voting power.

(6) Whippoorwill Associates, Incorporated ("Whippoorwill") may be deemed to be the beneficial owner of these shares because it has discretionary authority with respect to the investments of, and acts as agent for, the direct holders of the shares. Whippoorwill disclaims any beneficial ownership of Common Stock or 8% Preferred Stock except to the extent of Whippoorwill's pecuniary interest in that stock, if any. Whippoorwill, as agent of and/or general partner for certain institutions and funds, is a party to the Stockholders' Agreement. Figures include approximately 49,000 shares of Common Stock that are not subject to the Stockholders' Agreement.

                                                            Shares of 8% Preferred Stock Beneficially Owned
                                     -----------------------------------------------------------------------------
                                                                            Sole Dispositive    Shared Dispositive
                                     Sole Voting Power Shared Voting Power        Power                Power
                                     ----------------- ------------------- -------------------  ------------------

Five Percent Stockholders,                     Percent             Percent             Percent             Percent
       Directors                                 of                  of                  of                  of
and Executive Officers                 Number   Class    Number     Class     Number    Class     Number    Class
----------------------                 ------   -----    ------     -----     ------    -----     ------    -----

Avi Arad (1)........................     0       *     12,116,587   71.7%           0     *              0    *
  1698 Post Road East
  Westport, Connecticut  06880
Isaac Perlmutter (2)................     0       *     12,116,587   71.7%   3,492,852    20.7%           0    *
  P.O. Box 1028
  Lake Worth, Florida 33460
Mark Dickstein (3)..................     0       *      3,468,062   20.5%           0     *      3,468,062   20.5%
  c/o Dickstein Partners Inc.
  600 Madison Avenue
  16th Floor
  New York, New York 10021
The Chase Manhattan
Corporation (4).....................     0       *     12,116,587   71.7%     777,201     4.6%           0    *
  270 Park Avenue
  New York, New York  10017
Morgan Stanley & Co.
Incorporated (5) ...................     0       *     12,116,587   71.7%   2,166,908    12.8%           0    *
  1585 Broadway
  New York, New York  10036
Whippoorwill Associates, Inc.
as agent of and/or general
partner for certain institutions
and funds  (6) .....................     0       *      2,041,443   12.1%           0     *      2,041,443   12.1%
  11 Martine Avenue
  White Plains, NY  10606
Morton E. Handel ...................     0       *              0    *              0     *              0    *
Avi Arad............................     0       *              0    *              0     *              0    *
Eric Ellenbogen.....................     0       *              0    *              0     *              0    *
Shelley F. Greenhaus................     0       *              0    *              0     *              0    *
James F. Halpin.....................     0       *              0    *              0     *              0    *
Michael M. Lynton...................     0       *              0    *              0     *              0    *
Lawrence Mittman....................     0       *              0    *              0     *              0    *
Rod Perth...........................     0       *              0    *              0     *              0    *
Michael J. Petrick..................     0       *              0    *              0     *              0    *
Joseph M. Ahearn ...................     0       *              0    *              0     *              0    *
William H. Hardie, III..............     0       *              0    *              0     *              0    *
Alan Fine ..........................     0       *              0    *              0     *              0    *
David J. Fremed ....................     0       *              0    *              0     *              0    *
All executive officers and
  directors as a group
  (14 persons)......................     0       *     12,116,587   71.7%   3,492,852    20.7    3,468,062   20.5%
--------------------------
*  Less than 1%.


(1) Mr. Arad is a director of the Company and a party to the Stockholders' Agreement. Shares over which Mr. Arad may be deemed to have shared voting power are beneficially owned by other parties to the Stockholders' Agreement and it is only by reason of Mr. Arad's position as a party to the Stockholders' Agreement that Mr. Arad may be deemed to possess that shared voting power.

(2) Mr. Perlmutter is a director of the Company and a party to the Stockholders' Agreement.

     (a) Shares over which Mr. Perlmutter may be deemed to have sole dispositive power are directly held as follows:

          Holder                                 Shares of 8% Preferred Stock
          ------                                 ----------------------------

          Object Trading Corp.                              3,492,852

          Mr. Perlmutter is the sole stockholder of Object Trading Corp., a Delaware corporation. Mr. Perlmutter may be deemed to possess the power to vote and dispose of the shares of 8% Preferred Stock beneficially owned by Object Trading Corp.

     (b) Except for the 3,492,852 shares over which Mr. Perlmutter has sole dispositive power, shares over which Mr. Perlmutter may be deemed to have shared voting power are beneficially owned by parties to the Stockholders' Agreement which are unaffiliated with Mr. Perlmutter and it is only by reason of Mr. Perlmutter's position as a party to the Stockholders' Agreement that Mr. Perlmutter may be deemed to possess that shared voting power.

(3) Mr. Dickstein is a director of the Company and a party to the Stockholders' Agreement. Shares over which Mr. Dickstein may be deemed to have shared voting power are directly held as follows:

          Holder                                   Shares of 8% Preferred Stock
          ------                                   ----------------------------

          Dickstein & Co., L.P.                               2,419,609
          Dickstein Focus Fund L.P.                             232,577
          Dickstein International Limited                       805,876
          Mark Dickstein and Elyssa Dickstein,
             as trustees of The Mark and Elyssa
             Dickstein Foundation                                10,000
          Mark Dickstein                                           ---

     (a)  Dickstein & Co., L.P. is a Delaware limited partnership.

     (b)  Dickstein Focus Fund L.P. is a Delaware limited partnership.

     (c) Dickstein International Limited is a limited-liability, open-end investment fund incorporated as an international business company in the Territory of the British Virgin Islands.

     (d) The Mark and Elyssa Dickstein Foundation is a New York trust organized to be exempt from federal income taxes under Section 501(c)(3) of the Internal Revenue Code.

     (e) Dickstein Partners Inc., a Delaware corporation, is the advisor to Dickstein International Limited and is the general partner of Dickstein Partners, L.P., a Delaware limited partnership which in turn is the general partner of both Dickstein & Co., L.P. and Dickstein Focus Fund L.P. By reason of his position as president and sole director of Dickstein Partners Inc., Mr. Dickstein may be deemed to possess the power to vote and dispose of the shares of 8% Preferred Stock beneficially owned by Dickstein & Co., L.P., Dickstein Focus Fund L.P. and Dickstein International Limited. By reason of his position as a trustee of the Mark and Elyssa Dickstein Foundation, Mr. Dickstein may be deemed to possess the power to direct the vote and disposition of the shares of 8% Preferred Stock beneficially owned by the Mark and Elyssa Dickstein Foundation.

     (f) Not included in the table are (i) 140,000 shares of 8% Preferred Stock directly held by Elyssa Dickstein, Mark Dickstein's wife, and (ii) 50,000 shares of 8% Preferred Stock directly held by the Dickstein Trust. Mark Dickstein has no beneficial interest in the Dickstein Trust.

(4) (a) Shares over which The Chase Manhattan Corporation, a Delaware corporation, may be deemed to have sole dispositive power are held directly by The Chase Manhattan Bank, a New York corporation that is wholly owned by The Chase Manhattan Corporation. The Chase Manhattan Bank is a party to the Stockholders' Agreement.

     (b) Except for the 777,201 shares over which The Chase Manhattan Corporation has sole dispositive power, shares over which The Chase Manhattan Corporation may be deemed to have shared voting power are beneficially owned by parties to the Stockholders' Agreement which are unaffiliated with The Chase Manhattan Corporation and it is only by reason of The Chase Manhattan Bank's position as a party to the Stockholders' Agreement that The Chase Manhattan Corporation may be deemed to possess that shared voting power.

(5) Morgan Stanley is a party to the Stockholders' Agreement. Except for the 2,166,908 shares over which Morgan Stanley has sole dispositive power, shares over which Morgan Stanley may be deemed to have shared voting power are beneficially owned by parties to the Stockholders' Agreement which are unaffiliated with Morgan Stanley and it is only by reason of Morgan Stanley's position as a party to the Stockholders' Agreement that Morgan Stanley may be deemed to possess that shared voting power.

(6) Whippoorwill may be deemed to be the beneficial owner of these shares because it has discretionary authority with respect to the investments of, and acts as agent for, the direct holders of the shares. Whippoorwill disclaims any beneficial ownership of Common Stock or 8% Preferred Stock except to the extent of Whippoorwill's pecuniary interest in that stock, if any. Whippoorwill, as agent of and/or general partner for certain institutions and funds, is a party to the Stockholders' Agreement. Figures include approximately 20,000 shares of 8% Preferred Stock that are not subject to the Stockholders' Agreement.


                             EXECUTIVE COMPENSATION

     The following table sets forth information for the years indicated concerning the compensation awarded to, earned by or paid to, the Chief Executive Officer of the Company during 1997, the Company's three other executive officers who served as executive officers of the Company as of December 31, 1997 and two executive officers who served as executive officers during 1997 but terminated their employment with the Company before December 31, 1997 (the "Named Executive Officers"), for services rendered in all capacities to the Company and its subsidiaries during such period.

                                             Summary Compensation Table


                                                                                        Long Term
                                                Annual Compensation                   Compensation

                                                                                 Securities Underlying
Name and Principal Position               Year      Salary($)      Bonus($)              Options(#)
---------------------------               ----      ---------      --------      ---------------------

Joseph M. Ahearn (1)                      1997      $500,000      $150,000                    --
          President and Chief Executive   1996       350,000       150,000                    --
          Officer                         1995       350,000            --            280,000(2)

Daniel J. Werther (3)                     1997      $132,364            --                    --
          Executive Vice President and    1996       300,000        25,000                    --
          Senior Legal Officer            1995       252,000        25,000                75,000

Andrew R. Gatto (4)                       1997      $212,562            --                    --
          Executive Vice President -      1996       275,000        50,000                    --
          Marketing                       1995       126,923        30,000                30,000

Alan Fine (5)                             1997      $400,000      $302,816                    --
          President and Chief Executive   1996       253,846       117,858                30,000
          Officer of the Company's         --             --            --                    --
          Toy Division

William H. Hardie, III (6)
          Executive Vice President,
          Business Affairs                1997       $83,539       $10,000                    --
                                           --             --            --                    --

David J. Fremed (7)                       1997      $165,000       $40,000                    --
          Chief Financial Officer         1996       140,000        25,000                    --
                                           --             --             --                   --

(1)  Mr. Ahearn's employment with the Company terminated in December 1998.

(2) Includes options for 250,000 shares of Common Stock granted in March 1995 after consummation of the Company's initial public offering and options for 30,000 shares of Common Stock granted in December 1995 in lieu of $150,000 non-discretionary cash bonus payable pursuant to the terms of Mr. Ahearn's employment agreement with the Company. All of those stock options have been cancelled.

(3) Mr. Werther terminated his employment with the Company in May 1997. All of his stock options have been cancelled.

(4) Mr. Gatto commenced employment with the Company in July 1995 and terminated his employment with the Company in October 1997. All of his stock options have been cancelled.

(5) Mr. Fine commenced employment with the Company in May 1996, and was appointed as the President and Chief Executive Officer of the Company's Toy Division in the fourth quarter of 1998. All of his stock options shown in this table have been cancelled.

(6)  Mr. Hardie commenced employment with the Company in September 1997.

(7) All of Mr. Fremed's stock options shown in this table, which were granted to him before he became an executive officer of the Company, have been cancelled.


Option/SAR Grants

     The Company did not grant any stock options during 1997 to the Named Executive Officers under its 1995 Stock Option Plan. The 1995 Stock Option Plan will terminate upon the effectiveness of the 1998 Stock Incentive Plan.

     The following chart shows the number of exercisable and unexercisable stock options held by the Named Executive Officers at December 31, 1997. None of the Named Executive Officers exercised stock options during 1997. Based upon the December 31, 1997, NYSE closing price per share of Common Stock of $7.75, none of the stock options held by the Named Executive Officers were in-the-money.

                              Year End 1997 Options


                                  Number of Securities
                                 Underlying Unexercised
                                  Options/SARs at Year
                                        End #(1)
                               ------------------------------

Name                           Exercisable      Unexercisable
----                           -----------      -------------

Joseph M. Ahearn                  280,000             --

Alan Fine                          20,000          10,000 (2)

David J. Fremed                    30,000             --

(1) Represents shares of Common Stock underlying stock options; none of the Named Executive Officers hold SARs (stock appreciation rights). All of these stock options have been cancelled.

(2) Represents options that were scheduled to become exercisable on August 16, 1998.

Compensation of Directors

     Currently, non-employee directors receive an annual retainer of $25,000 and an annual grant of 10,000 shares of Common Stock to be immediately vested. In addition, non-employee directors receive a one-time grant of five-year options to purchase 20,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the date of the grant. Those options expire within 90 days following the date a director ceases to serve on the Board and vest one-third on the date of the grant and one-third on each of the two succeeding anniversaries of the grant. In addition, the chairmen of the Compensation and Nominating Committee and the Audit Committee receive an annual retainer of $5,000, and the non-executive Chairman of the Board receives an annual payment of $100,000 and a one-time grant of options to purchase 30,000 shares of Common Stock on the same terms as those applicable to the options made available to the other non-employee members of the Board.

     Members of the Board who are officers or employees of the Company or any of its subsidiaries do not receive compensation for serving in their capacity as directors.

     A special committee of the Board was formed in December, 1996 to consider a plan of reorganization proposed by Marvel Entertainment Group, Inc., a Delaware corporation ("Marvel Entertainment") concurrently with the filing of Marvel Entertainment's chapter 11 petitions. The committee was comprised of Paul R. Verkuil, Alfred A. Piergallini and James F. Halpin, who received $30,000, $20,000, and $20,000, respectively, for serving on the committee.

Employment Agreements

     The Company has entered into employment agreements with each of the following Named Executive Officers: Joseph M. Ahearn, Andrew R. Gatto, Alan Fine, William H. Hardie, III, and David J. Fremed. Those agreements have governed, respectively, Mr. Ahearn's employment as President and Chief Executive Officer, Mr. Gatto's employment as Executive Vice President--Marketing, Mr. Fine's employment as President and Chief Executive Officer of the Company's Toy Division, Mr. Hardie's employment as Executive Vice President--Business Affairs, and Mr. Fremed's employment as Chief Financial Officer. Mr. Gatto terminated his employment with the Company in October 1997. Mr. Ahearn's former employment agreement expired on December 31, 1997, in accordance with its terms. Because of uncertainties related to the bankruptcy of Marvel Entertainment, Mr. Ahearn and the Compensation Committee of the Board elected to defer discussions regarding the renewal of his contract until August 1998, when Mr. Ahearn and the Company entered into a new employment agreement effective as of January 1, 1998. Mr. Ahearn's employment with the Company terminated in December 1998.

     Employment Agreement with Mr. Ahearn. Under his 1998 employment agreement, Mr. Ahearn received a base salary, subject to discretionary increases, of $600,000 and was entitled to an annual non-discretionary bonus of $150,000. The employment agreement further provided for the payment of discretionary bonuses and participation in the Company's stock option plan as determined by the Board. Mr. Ahearn also received a $1,000 monthly automobile allowance and was entitled to participate in all employee benefit plans generally available to the Company's employees. Until the earlier of December 31, 2000 or the date on which Mr. Ahearn obtains other employment providing him with comparable coverage, the Company will continue to provide Mr. Ahearn with the health and hospitalization insurance coverage which the Company generally provides to its senior executive officers. Mr. Ahearn will also receive, prior to December 31, 1998, a special bonus of $450,000. In lieu of regular payments of base salary, on each of January 4, 1999 and January 3, 2000, the Company will pay Mr. Ahearn $600,000.

     Employment Agreement with Mr. Gatto. Under his employment agreement, Mr. Gatto received a base salary, subject to discretionary increases, of $275,000. Mr. Gatto was entitled to an annual non-discretionary bonus of $50,000. The employment agreement further provided for the payment of discretionary bonuses and participation in the Company's stock option plan as determined by the Board. Mr. Gatto also received a $1,000 monthly automobile allowance and was entitled to participate in employee benefit plans generally available to the Company's employees.

     Employment Agreement with Mr. Fine. Pursuant to his employment agreement, Mr. Fine has agreed to render his exclusive and full-time services to the Company for a term of employment expiring on December 31, 1999. Under his employment agreement, Mr. Fine receives a base salary, subject to discretionary increases, of $400,000. Mr. Fine is entitled to an annual non-discretionary bonus based on a formula for FOB sales. The employment agreement further provides for the payment of discretionary bonuses and participation in the Company's stock option plan as determined by the Board. Mr. Fine also receives a $1,000 monthly automobile allowance and is entitled to participate in employee benefit plans generally available to the Company's employees.

     Mr. Fine's employment agreement provides that, in the event of termination other than for cause, Mr. Fine is entitled to his salary and car allowance earned through the date of termination and thereafter for a period up to twelve months. Mr. Fine is also entitled to the pro rata portion of his annual bonus earned through the date of termination.

     Employment Agreement with Mr. Hardie. Pursuant to his employment agreement, Mr. Hardie has agreed to render his exclusive and full-time services to the Company for a term of employment expiring on August 31, 2000. Under his employment agreement, Mr. Hardie receives a base salary, subject to discretionary increases, of $250,000. Mr. Hardie is entitled to a bonus of $25,000 per year plus discretionary bonuses and participation in the Company's stock option plan as determined by the Board. Mr. Hardie also receives a $700 monthly automobile allowance and is entitled to participate in employee benefit plans generally available to the Company's employees. Mr. Hardie's bonus for the four months of his employment in 1997 was $10,000.

     Mr. Hardie's employment agreement provides that, in the event of termination other than for cause, Mr. Hardie is entitled to his salary and car allowance earned through the date of termination and thereafter for a period up to twelve months. Mr. Hardie is also entitled to the pro rata portion of his annual bonus earned through the date of termination.

     Employment Agreement with Mr. Fremed. Pursuant to his employment agreement, Mr. Fremed has agreed to render his exclusive and full-time services to the Company for a term of employment expiring on December 31, 2000. Under his employment agreement, Mr. Fremed receives a base salary, subject to discretionary increases, of $215,000. Mr. Fremed is entitled to a bonus of $30,000 per year plus discretionary bonuses and participation in the Company's stock option plan as determined by the Board. Mr. Fremed also receives a $750 monthly automobile allowance and is entitled to participate in employee benefit plans generally available to the Company's employees.

     Mr. Fremed's employment agreement provides that, in the event of termination other than for cause, Mr. Fremed is entitled to his salary and car allowance earned through the date of termination and thereafter for a period up to nine months.

     Each of the employment agreements with Messrs. Ahearn, Gatto, Fine, Hardie and Fremed prohibits disclosure of proprietary and confidential information regarding the Company and its business to anyone outside the Company both during and subsequent to employment and otherwise provides that all inventions made by the employees during their employment belong to the Company. In addition, the employees agree during their employment, and for one year thereafter, not to engage in any competitive business activity.

Compensation Committee Interlocks and Insider Participation

     Isaac Perlmutter, James F. Halpin, Morton E. Handel and Donald Rosenblum served as members of the Company's Compensation Committee during 1997. Except for Mr. Perlmutter, former Chairman of the Board of Directors, none of those individuals was an officer or employee of the Company during 1997 or formerly.

     Tangible Media Advertising Services. Tangible Media, Inc. ("Tangible Media"), a corporation which is wholly owned by Mr. Perlmutter, acted in 1997 as the Company's media consultant in placing the Company's advertising and, in connection therewith, received certain fees and commissions based on the cost of the placement of such advertising. Tangible Media received payments of fees and commissions totaling approximately

$1,274,000 in 1997. The Company retains the services of a non-affiliated media consulting agency on matters of advertising creativity.

     Employee, Office Space and Overhead Cost Sharing Arrangements. The Company and Tangible Media have shared certain space at the Company's principal executive offices and related overhead expenses. Since 1994, Tangible Media and the Company have been parties to an employee, office space and overhead cost sharing agreement governing the Company's sharing of employees, office space and overhead expenses (the "Cost Sharing Agreement"). Under the Cost Sharing Agreement, any party thereto may through its employees provide services to another party, upon request, whereupon the party receiving services shall be obligated to reimburse the providing party for the cost of such employees' salaries and benefits accrued for the time devoted by such employees to providing services. Under the Cost Sharing Agreement, Tangible Media is obligated to reimburse the Company for 18% of the rent paid under the sublease for the space, which obligations reflect the approximate percentage of floor space occupied by Tangible Media. The Cost Sharing Agreement also requires Tangible Media to reimburse the Company for any related overhead expenses comprised of commercial rent tax, repair and maintenance costs and telephone and facsimile services, in proportion to its percentage occupancy. The Cost Sharing Agreement is coterminous with the term of the Company's sublease for its executive offices. The Company paid approximately $38,000 to Tangible Media in 1997 under this Agreement.

     1995 Stockholders' Agreement. In connection with the Company's initial public offering, Marvel Entertainment, Mr. Perlmutter, two affiliates of Mr. Perlmutter through which Mr. Perlmutter held his shares of stock of the Company, Mr. Arad and the Company entered into the 1995 Stockholders' Agreement which provided, among other things, that Marvel Entertainment, its permitted transferees (in this case, Marvel Characters, Inc., a Delaware corporation ("Characters"), a wholly owned subsidiary of Marvel Entertainment) ("Permitted Transferees"), if any, and Messrs. Perlmutter and Arad would each vote their respective shares of common stock of the Company to elect as directors of the Company (i) eight persons designated by Characters, (ii) two persons designated by Mr. Perlmutter and (iii) one person designated by Mr. Arad. The 1995 Stockholders' Agreement terminated, by its terms, in June 1997.

     Registration Rights Agreement. During 1997, the Company was a party to a registration rights agreement dated as of March 2, 1995 (the "1995 Registration Rights Agreement") with Mr. Arad and Mr. Perlmutter pursuant to which they and certain of their transferees each had the right, subject to certain conditions, to require the Company to register under the Securities Act, all or any portion of the shares of Common Stock held by each of them on two occasions. In addition, Mr. Arad, Mr. Perlmutter and certain of their transferees had certain rights to participate in such registrations and in other registrations by the Company of its Common Stock. The Company was obligated to pay any expenses incurred in connection with such registrations, except for underwriting discounts and commissions attributable to the shares of Common Stock sold by Mr. Arad, Mr. Perlmutter, and certain of their transferees pursuant to such registrations. The 1995 Registration Rights Agreement was terminated upon the effectiveness of a new Registration Rights Agreement among the Company, Mr. Arad, Mr. Perlmutter, and others in December 1998.

     Proxy and Stock Option Agreements. In November 1997, Mr. Perlmutter and certain of his affiliates (the "Perlmutter Group") and Mr. Arad each entered into proxy and stock option agreements with certain creditors of Marvel Entertainment (the "Proxy and Stock Option Agreements"). The Proxy and Stock Option Agreements terminated upon the occurrence of the merger of a wholly owned subsidiary of the Company with and into Marvel Entertainment on October 1, 1998 (the "Merger").

     In the Proxy and Stock Option Agreements, the Perlmutter Group and Mr. Arad agreed to vote all shares of common stock of the Company held beneficially or of record by them in favor of the Merger and other actions necessary or appropriate to effect the Merger.

     The Proxy and Stock Option Agreements also restricted the ability of the Perlmutter Group and Mr. Arad to dispose of shares of common stock of the Company or to take other actions not consistent with the plan of reorganization proposed by the Company and others in the chapter 11 case of Marvel Entertainment (the "Plan of Reorganization").

     Under each Proxy and Stock Option Agreement, the creditor parties had the option to purchase, for $4 per share, all of the Perlmutter Group's and Mr. Arad's shares of common stock of the Company under certain circumstances.

     The Commitment Letter. Zib Inc. (an entity owned entirely by Mr. Perlmutter), Dickstein Partners Inc. (an affiliate of Mr. Dickstein) and the Company entered into a Commitment Letter, dated November 19, 1997 (the "Commitment Letter"), in which Zib Inc. and Dickstein Partners Inc. committed to purchase $60 million and $30 million in amount, respectively, of the 8% Preferred Stock of the Company to be issued pursuant to the Plan of Reorganization. Pursuant to the Plan of Reorganization, (i) certain secured creditors of Marvel Entertainment purchased, pursuant to an option in the Plan of Reorganization, $20,071,480 in amount of 8% Preferred Stock that would otherwise have been purchased by Zib Inc.; (ii) Whippoorwill, as agent of and/or general partner for certain institutions and funds, purchased, pursuant to an assignment from Zib Inc., $5 million in amount of 8% Preferred Stock that would otherwise have been purchased by Zib Inc.; (iii) Zib Inc. purchased $34,928,520 in amount of 8% Preferred Stock; and (iv) Dickstein Partners Inc. and its assignees purchased $30 million in amount of 8% Preferred Stock.

     Excess Administration Claims Note. Zib Inc. has agreed to fund the Company's payment of any administration claims in the bankruptcy case of Marvel Entertainment in excess of $35 million in exchange for a note (the "Excess Administration Claims Note"). If it is issued, the Excess Administration Claims Note will be a five-year, unsecured, interest-bearing promissory note in the amount of that excess. The Company will have the right to pay interest on the Excess Administration Claims Note in cash or by adding the required interest payment to the principal balance of the note. The note will be accelerated upon a change in control of the Company and upon the occurrence of certain events of default. The Excess Administration Claims Note will be prepayable in whole or in part at any time, initially at a redemption price equal to 106% of the principal amount being prepaid, reducing to 100% of the principal amount prepaid on and after the third anniversary of the issuance of the Excess Administration Claims Note.


                          THE 1998 STOCK INCENTIVE PLAN

     On November 11, 1998, the Board of Directors approved the adoption of the 1998 Stock Incentive Plan. According to its terms, the effectiveness of the 1998 Stock Incentive Plan is subject to the approval of the stockholders of the Company. That approval was obtained in December 1998. The 1998 Stock Incentive Plan provides for the granting of options, stock appreciation rights, restricted stock, performance shares and performance units (collectively, "Awards") to officers, employees and directors of the Company and its subsidiaries and to consultants and advisors to the Company or its subsidiaries (collectively, "Participants"). The class of Participants as of December 28, 1998 was approximately 1,625 persons.

     The principal provisions of the 1998 Stock Incentive Plan are summarized below. The following summary of the material provisions of the 1998 Stock Incentive Plan does not purport to be complete and is qualified in its entirety by the terms of the 1998 Stock Incentive Plan, a complete copy of which is attached hereto as Annex A and incorporated herein by reference. All defined terms used herein shall have the meanings set forth in the 1998 Stock Incentive Plan, unless otherwise indicated herein.

     The 1998 Stock Incentive Plan is intended to provide financial incentives to the Participants, rewarding them for making significant contributions to the Company's success and encouraging them to associate their interests with those of the Company and its stockholders. The 1998 Stock Incentive Plan should also assist the Company in attracting and retaining competent and dedicated individuals whose efforts will be important in helping the Company achieve its long-term growth objectives.

     The 1998 Stock Incentive Plan will be administered by a "Committee" which is composed of at least two directors of the Company, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under
Section 16(b) ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and an "outside director" within the meaning of regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to the 1998 Stock Incentive Plan, the Committee will select Participants to whom Awards will be granted and determine the type, size, terms and conditions of Awards, including the per share purchase price and vesting provisions of Options and the restrictions or performance criteria relating to Restricted Stock and Performance Awards. The Committee will also administer, construe and interpret the 1998 Stock Incentive Plan.

Securities to be Offered

     An aggregate of six million shares of Common Stock ("Shares") may be issued or transferred pursuant to the 1998 Stock Incentive Plan; however, no Participant may receive Awards with respect to more than one million Shares during any calendar year. In the event of any Change in Capitalization, the Committee may adjust the maximum number and class of Shares with respect to which Awards may be granted under the 1998 Stock Incentive Plan, the maximum number of Shares with respect to which Options or Awards may be granted to any Participant during any year, the number and class of Shares which are subject to outstanding Awards granted under the 1998 Stock Incentive Plan, and if applicable, the purchase price therefor. In addition, if any Award expires or terminates without having been exercised, the Shares subject to that Award again become available for grant under the 1998 Stock Incentive Plan.

Individuals Who May Participate in the 1998 Stock Incentive Plan

     All of the Company's (and its subsidiaries') officers, employees and directors together with its (and its subsidiaries') advisors and consultants are eligible to receive Awards under the 1998 Stock Incentive Plan. Awards under the Plan shall be granted at the sole discretion of the Committee. The granting of an Award does not confer upon the Participant any right to continue in the employ of the Company or affect any right or power of the Company to terminate the services of such Participant at any time. Awards with respect to 3,581,000 Shares have been allocated to Participants, and except for these Awards, Awards are discretionary and therefore not determinable under the 1998 Stock Incentive Plan as of the date of this Information Statement.

Awards

     Options. The Committee may grant to Participants Options to purchase Shares. Subject to the provisions of the Code, Options may be either Incentive Stock Options (within the meaning of Section 422 of the Code) or Nonqualified Stock Options. The per Share purchase price (i.e., the "exercise price") under each Option shall be established by the Committee at the time the Option is granted. The per Share exercise price of an Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). Options will be exercisable at such times and in such installments as determined by the Committee. The Committee may accelerate the exercisability of any Option at any time. Each Option granted pursuant to the 1998 Stock Incentive Plan shall be for such term as determined by the Committee, provided, however, that no Option shall be exercisable after the expiration of ten years from its grant date (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The Agreement evidencing the Option grant shall set forth the terms and conditions applicable to such Option upon a termination or change in the employment status of the Optionee as determined by the Committee. The Committee may also grant dividend equivalent rights in tandem with an Option.

     Unless permitted by the Committee, Options are not transferable by the Optionee other than by will or the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative. The purchase price for Shares acquired pursuant to the exercise of an Option must be paid (i) in cash, (ii) by transferring Shares to the Company, or (iii) a combination of the foregoing, upon such terms and conditions as determined by the Committee.

     Stock Appreciation Rights. The 1998 Stock Incentive Plan permits the granting of Stock Appreciation Rights to Participants in connection with an Option or as a freestanding right. A Stock Appreciation Right permits the Grantee to receive, upon exercise, cash and/or Shares, at the discretion of the Committee, equal in value to an amount determined by multiplying (i) the excess, if any, of (x) for those granted in connection with an Option, the Fair Market Value per Share on the date preceding the exercise date over the purchase price per Share under the related Option, or (y) for those not granted in connection with an Option, the Fair Market Value per Share on the date preceding the exercise date over the Fair Market Value per Share on the grant date of the Stock Appreciation Right by (ii) the number of Shares as to which such Stock Appreciation Right is being exercised.

     Stock Appreciation Rights granted in connection with an Option cover the same Shares as those covered by such Option and are generally subject to the same terms. A Stock Appreciation Right granted in connection with an Incentive Stock Option is exercisable only if the Fair Market Value of a Share on the exercise date exceeds the purchase price specified in the related Incentive Stock Option Agreement. Freestanding Stock Appreciation Rights shall be granted on such terms and conditions as shall be determined by the Committee, but shall not have a term of greater than ten years.

     Restricted Stock. The terms of a Restricted Stock Award, including the restrictions placed on such Shares and the time or times at which such restrictions will lapse, shall be determined by the Committee at the time the Award is made. The Committee may determine at the time an Award of Restricted Stock is granted that dividends paid on such Restricted Stock may be paid to the Grantee or deferred and, if deferred, whether such dividends will be reinvested in shares of Common Stock. Deferred dividends (together with any interest accrued thereon) will be paid upon the lapsing of restrictions on shares of Restricted Stock or forfeited upon the forfeiture of shares of Restricted Stock. The agreements evidencing Awards of Restricted Stock shall set forth the terms and conditions of such Awards upon a Grantee's termination of employment or service.

     Performance Units and Performance Shares. Performance Units and Performance Shares will be awarded at such times as the Committee may determine and the vesting of Performance Units and Performance Shares is based upon the attainment of specified performance objectives by the Corporation, a subsidiary or a division within the specified performance period (the "Performance Cycle"). Performance objectives and the length of the Performance Cycle for Performance Units and Performance Shares will be determined by the Committee at the time the Award is made. Prior to the end of a Performance Cycle, the Committee, in its discretion, may adjust the performance objectives to reflect a Change in Capitalization, a change in the tax rate or book tax rate of the Corporation or any subsidiary, or any other event which may materially affect the performance of the Corporation, a subsidiary or division. The agreements evidencing Awards of Performance Units and Performance Shares will set forth the terms and conditions of such Awards, including those applicable in the event of the Grantee's termination of employment. Each Performance Unit will represent one Share and payments in respect of vested Performance Units will be made in cash, Shares or Shares of Restricted Stock or any combination of cash, Shares or Shares of Restricted Stock. The Committee will determine the total number of Performance Shares subject to an Award and the time or times at which the Performance Shares will be issued to the Grantee at the time the Award is made. In addition, the Committee will determine (a) the time or times at which the awarded but not issued Performance Shares shall be issued to the Grantee and (b) the time or times at which awarded and issued Performance Shares shall become vested in or forfeited by the Grantee, in either case based upon the attainment of specified performance objectives within the Performance Cycle. At the time the Award of Performance Shares is made, the Committee may determine that dividends be paid or deferred on the Performance Shares issued. Deferred dividends (together with any interest accrued thereon) will be paid upon the lapsing of restrictions on Performance Shares or forfeited upon the forfeiture of Performance Shares.

Additional Information

     The 1998 Stock Incentive Plan provides that in satisfaction of the federal, state and local income taxes and other amounts as may be required by law to be withheld with respect to an Option or Award, the Optionee or Grantee may make a written election to have withheld a portion of the Shares issuable to him or her having an aggregate fair market value equal to the withholding taxes.

     The Committee shall have the authority at the time a grant of Options or an Award is made to award designated Optionees or Grantees tax bonuses that shall be paid on the exercise of such Options or payment of such Awards. The Committee shall have full authority to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

     The 1998 Stock Incentive Plan will terminate on the day preceding the tenth anniversary of its effective date. The Board may terminate or amend the 1998 Stock Incentive Plan at any time, except that (i) no such amendment or termination may adversely affect outstanding Awards, and (ii) to the extent necessary under applicable law or securities exchange rule, no amendment will be effective unless approved by stockholders.

Federal Income Tax Consequences Relating to Options

     In general, an Optionee will not recognize taxable income upon grant or exercise of an Incentive Stock Option and the Company will not be entitled to any business expense deduction with respect to the grant or exercise of an Incentive Stock Option. Upon the exercise of an Incentive Stock Option, however, the excess of the fair market value on the date of the exercise of the Shares received over the exercise price of Shares will be treated as an adjustment to alternative minimum taxable income. In order for the exercise of an Incentive Stock Option to qualify for the foregoing tax treatment, the Optionee generally must be an employee of the Company or a Subsidiary from the date the Incentive Stock Option is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply.

     If the Optionee has held the Shares acquired upon exercise of an Incentive Stock Option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the Shares by the Optionee, the difference, if any, between the sale price of the Shares and the exercise price of the Option will be treated as long-term capital gain or loss. If the Optionee does not satisfy these holding period requirements, the Optionee will recognize ordinary income at the time of the disposition of the Shares, generally in an amount equal to the excess of the fair market value of the Shares at the time the Option was exercised over the exercise price of the Option. The balance of gain realized, if any, will be long-term or short-term capital gain, depending on whether or not the Shares were sold more than one year after the Option was exercised. If the Optionee sells the Shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the Shares at the time the Option was exercised, the amount of ordinary income will be limited to the excess of the amount realized on the sale over the exercise price of the Option. Subject to the discussion below with respect to Section 162(m) of the Code, the Company will be allowed a business expense deduction to the extent the Optionee recognizes ordinary income.

     In general, an Optionee to whom a Nonqualified Stock Option is granted will recognize no income at the time of the grant of the Option. Upon exercise of a Nonqualified Stock Option, an Optionee will recognize ordinary income in an amount equal to the amount by which the fair market value of the Shares on the date of exercise exceeds the exercise price of the Option (special rules may apply in the case of an optionee who is subject to Section 16(b) of the Exchange
Act). Subject to the discussion below with respect to Section 162(m) of the Code, if it complies with applicable withholding requirements, the Company will be entitled to a business expense deduction in the same amount and at the same time as the Optionee recognizes ordinary income.

     Under certain circumstances, the accelerated vesting or the cashout of Options or the accelerated lapse of restrictions on other Awards in connection with a change in control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the Optionee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

     Section 162(m) of the Code and the regulations thereunder generally would disallow the Company a federal income tax deduction for compensation paid to the chief executive officer and the four other most highly compensated executive officers to the extent such compensation paid to any of such individuals exceeds one million dollars in any year. Section 162(m) generally does not disallow a deduction for payments of qualified "performance-based compensation" the material terms of which have been approved by stockholders. The Company intends that compensation attributable to Options, Stock Appreciation Rights and Performance Awards granted under the 1998 Stock Incentive Plan will be qualified "performance-based compensation." To qualify, the Company has obtained stockholder approval of the 1998 Stock Incentive Plan.

     The closing price of Common Stock as reported on the New York Stock Exchange on December 28, 1998 was $6.125 per share.

New Plan Benefits: 1998 Stock Incentive Plan

"Options" means options to purchase shares of Common Stock. "Shares" means shares of Common Stock. Mr. Ahearn's employment with the Company terminated in December 1998, as did Mr. Werther's in May 1997 and Mr. Gatto's in October 1997.

Name and Position                                       Dollar Value ($)                       Number of Units
-----------------                                       ----------------                       ---------------

Joseph M. Ahearn                                        $6.125 per share                       100,000 options
    President and
    Chief Executive Officer

Daniel J. Werther                                                ---                                  ---
    Executive Vice President and
    Senior Legal Officer

Andrew R. Gatto                                                  ---                                  ---
    Executive Vice President - Marketing

Alan Fine                                               $6.125 per share                        300,000 options
    President and Chief Executive
    Officer of the Company's Toy Division

William H. Hardie, III                                  $5.875 per share                        100,000 options
    Executive Vice President, Business Affairs

David J. Fremed                                         $5.875 per share                        100,000 options
    Chief Financial Officer

Executive Group                                         $5.875 to $6.125 per share              2,460,000 options

Non-Executive Director Group                            $6.25 per share                         210,000 options; 90,000 shares

Non-Executive Officer Employee Group                    $5.875 per share                        811,000 options



             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     The officers and directors of the Company have an interest in the 1998 Stock Incentive Plan to the extent they are eligible to participate therein.

                                                                         ANNEX A









                            MARVEL ENTERPRISES, INC.

                            1998 STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                            Page

1.   Purpose.................................................................1

2.   Definitions.............................................................1

3.   Administration..........................................................3

4.   Stock Subject to the Plan...............................................4

5.   Option Grants for Eligible Individuals..................................5

     5.1      Authority of Committee.........................................5

     5.2      Purchase Price.................................................5

     5.3      Maximum Duration...............................................5

     5.4      Vesting........................................................5

     5.5      Method of Exercise.............................................5

     5.6      Modification or Substitution...................................6

     5.7      Non-transferability............................................6

     5.8      Rights of Optionees............................................6

     5.9      Effect of Change in Control....................................6

     5.10     Dividend Equivalent Rights.....................................6

     5.11     Grants to Certain Outside Directors............................7

6.   Stock Appreciation Rights...............................................7

     6.1      Time of Grant..................................................7

     6.2      Stock Appreciation Right Related to an Option..................7

              (a)     Exercise...............................................7

              (b)     Amount Payable.........................................7

              (c)     Treatment of Related Options and Stock
                      Appreciation Rights Upon Exercise......................7

     6.3      Stock Appreciation Right Unrelated to an Option................7

     6.4      Method of Exercise.............................................8

     6.5      Form of Payment................................................8

     6.6      Modification or Substitution...................................8

     6.7      Effect of Change in Control....................................8

7.   Restricted Stock........................................................8

     7.1      Grant..........................................................8

     7.2      Rights of Grantee..............................................8

     7.3      Non-transferability............................................9

     7.4      Lapse of Restrictions..........................................9

              (a)     Generally..............................................9

              (b)     Effect of Change in Control............................9

     7.5      Modification or Substitution...................................9

     7.6      Treatment of Dividends.........................................9

     7.7      Delivery of Shares.............................................9

8.   Performance Awards......................................................9

     8.1      Performance Objectives.........................................9

     8.2      Performance Units.............................................10

                                                                           Page

              (a)     Vesting and Forfeiture................................10

              (b)     Payment of Awards.....................................10

     8.3      Performance Shares............................................10

              (a)     Rights of Grantee.....................................10

              (b)     Non-transferability...................................11

              (c)     Lapse of Restrictions.................................11

              (d)     Treatment of Dividends................................11

              (e)     Delivery of Shares....................................11

     8.4      Effect of Change in Control...................................11

     8.5      Non-transferability...........................................12

     8.6      Modification or Substitution..................................12


9.   Effect of a Termination of Employment or Service.......................12

10.  Adjustment Upon Changes in Capitalization..............................12

11.  Effect of Certain Transactions.........................................12

12.  Interpretation.........................................................13

13.  Pooling Transactions...................................................13

14.  Termination and Amendment of the Plan..................................13

15.  Non-Exclusivity of the Plan............................................13

16.  Limitation of Liability................................................14

17.  Regulations and Other Approvals; Governing Law.........................14

18.  Miscellaneous..........................................................15

     18.1     Multiple Agreements...........................................15

     18.2     Withholding of Taxes..........................................15

19.  Effective Date.........................................................15

20.  Termination of 1995 Stock Option Plan..................................15

                            MARVEL ENTERPRISES, INC.
                            1998 STOCK INCENTIVE PLAN

          1.   Purpose.

               The purpose of this Plan is to strengthen Marvel Enterprises, Inc. (the "Company") by providing an incentive to its officers, employees, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to officers, employees, consultants and directors of the Company and its subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units and Performance Shares (as each term is hereinafter defined).

          2.   Definitions.

               For purposes of the Plan:

               2.1 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

               2.2 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award or any or all of them.

               2.3 "Board" means the Board of Directors of the Company.

               2.4 "Cause" means, unless otherwise defined in the Agreement evidencing a particular Award, an individual's (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries thereof which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit, (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses), or (v) the commission of an act of fraud or intentional misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

               2.5 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

               2.6 "Code" means the Internal Revenue Code of 1986, as amended.

               2.7 "Committee" means a committee as described in Section 3.1 hereof consisting of at least two (2) Nonemployee Directors appointed by the Board to administer the Plan and to perform the functions set forth herein.

               2.8 "Company" means Marvel Enterprises, Inc.

               2.9 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

               2.10 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

               2.11 "Eligible Individual" means any officer, employee, consultant or director of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

               2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               2.13 "Fair Market Value" per Share as of a particular date shall mean (i) the closing sales price per Share on a national securities exchange for the last preceding date on which there was a sale of such Shares on such exchange, or (ii) if the Shares are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine.

               2.14 "Grantee" means a person to whom an Award has been granted under the Plan.

               2.15 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

               2.16 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

               2.17 "Option" means an Incentive Stock Option, a Nonqualified Stock Option or either or both of them.

               2.18 "Optionee" means a person to whom an Option has been granted under the Plan.

               2.19 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

               2.20 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

               2.21 "Performance Cycle" means the time period specified by the Committee at the time a Performance Award is granted during which the performance of the Company, a Subsidiary or a Division will be measured.

               2.22 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 8.3 hereof.

               2.23 "Performance Unit" means Performance Units granted to an Eligible Individual under Section 8.2 hereof.

               2.24 "Plan" means the Marvel Enterprises Inc. 1998 Stock Incentive Plan.

               2.25 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

               2.26 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 7 hereof.

               2.27 "Shares" means the common stock, par value $0.01 per share, of the Company.

               2.28 "Stock Appreciation Right" (SAR) means a right to receive all or some portion of the increase in the value of the Shares as provided in
Section 6 hereof.

               2.29 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

               2.30 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

               2.31 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

          3.   Administration.

               3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members shall be as fully effective as if made by a majority vote at a meeting duly called and held. Each member of the Committee shall be a nonemployee director within the meaning of Rule 16b-3 promulgated under the Exchange Act. To the extent compliance with Section 162(m) of the Code is desired, such Committee members shall also be "outside directors" within the meaning of Section 162(m) of the Code. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

               3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

                    (a) determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Individual and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per Share subject to each Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan; and

                    (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Units, Performance Shares, and/or Shares of Restricted Stock to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such Performance Units or Performance Shares, the maximum value of each Performance Unit and Performance Share and make any amendment or modification to any Agreement consistent with the terms of the Plan.

               3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

                    (a) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective and comply with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

                    (b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                    (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan;

                    (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan; and

                    (e) to provide for the limited transferability of Options to certain family members, family trusts or family partnerships of Optionees.

          4.   Stock Subject to the Plan.

               4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 6,000,000; provided, however, that the maximum number of Shares that may be the subject of Options and Awards granted to any Eligible Individual during any calendar year may not exceed 1,000,000 Shares. Upon a Change in Capitalization the maximum number of Shares which may be made the subject of Options and Awards granted under the Plan and which may be granted to any Eligible Individual during any calendar year shall be adjusted in number and kind pursuant to Section 10 hereof. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

               4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 hereof for the granting of further Options and Awards shall be reduced as follows:

                    (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

                    (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

               4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

          5.   Option Grants for Eligible Individuals.

               5.1 Authority of Committee. Subject to the provisions of the Plan and to Section 4.1 hereof, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted. The aggregate Fair Market Value (determined as of the date of grant of an Incentive Stock Option) of the Shares with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company, any Parent and any Subsidiary become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000. Any such Options granted in excess of the $100,000 limitation shall be deemed to be Nonqualified Stock Options.

               5.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

               5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

               5.4 Vesting. Subject to Section 5.9 hereof, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. If the Committee does not so designate, Options shall become exercisable in three equal or nearly equal installments on the first, second and third anniversaries of the date of grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

               5.5 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash or (ii) with the consent of the Committee, transferring Shares to the Company upon such terms and conditions as determined by the Committee (such as, for example, a requirement that such Shares have been held for at least six months if necessary to avoid adverse accounting consequences). Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option, unless otherwise provided in an Agreement. Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Option. The written notice pursuant to this Section 5.5 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

               5.6 Modification or Substitution. The Committee may, in its discretion, modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Option shall adversely alter or impair any rights or obligations under the Option without the Optionee's consent.

               5.7 Non-transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution unless specifically authorized by the Committee, and unless transferred in a manner permitted by the Committee an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

               5.8 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

               5.9 Effect of Change in Control. Notwithstanding anything contained in the Plan to the contrary, the Committee may provide in an Agreement for the accelerated vesting of all or any portion of an Option in the event of a change in control of the Company.

               5.10 Dividend Equivalent Rights. Dividend Equivalent Rights may be granted to Eligible Individuals in tandem with an Option. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option to which the Dividend Equivalent Rights relate. In the event that the amounts payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect to Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

               5.11 Grants to Certain Outside Directors. In the event a Director of the Company is required by contract to deliver any compensation from the Company to the Director's employer, the Director may elect, with the consent of the Committee to have Awards pursuant to this Plan made to such Director's employer. In such case, the vesting, exercisability and termination provisions shall be applied with respect to the service of the Director.

          6. Stock Appreciation Rights. The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 6, be subject to the same terms and conditions as the related Option.

               6.1 Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

               6.2 Stock Appreciation Right Related to an Option.

                    (a) Exercise. Subject to Section 6.7 hereof, a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable even if the related Option is transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

                    (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

                    (c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised.

               6.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 6.7 hereof), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. If the Committee does not designate a vesting schedule, the schedule shall be in equal or nearly equal installments on the first, second and third anniversaries of the date of grant. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation

Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

               6.4 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

               6.5 Form of Payment. Payment of the amount determined under Sections 6.2(b) or 6.3 hereof may be made in the discretion of the Committee, solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

               6.6 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

               6.7 Effect of Change in Control. Notwithstanding anything contained in this Plan to the contrary, the Committee may provide in an Agreement for the accelerated vesting of all or a portion of any Stock Appreciation Right in the event of a change in control of the Company.

          7.   Restricted Stock.

               7.1 Grant. The Committee may grant to Eligible Individuals Awards of Restricted Stock, and may issue Shares of Restricted Stock in payment in respect of vested Performance Units (as hereinafter provided in Section 8.2 hereof), which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 7.

               7.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

               7.3 Non-transferability. Until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 7.4 hereof, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

               7.4 Lapse of Restrictions.

                    (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine, which restrictions shall be set forth in the Agreement evidencing the Award. If the Committee does not so provide, restrictions shall lapse in three equal or nearly equal installments on the first, second and third anniversaries of the date of grant.

                    (b) Effect of Change in Control. Notwithstanding anything contained in the Plan to the contrary, the Committee may provide in an Agreement for the lapsing of all restrictions imposed upon any or all Shares of Restricted Stock in the event of a change in control of the Company.

               7.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

               7.6 Treatment of Dividends. At the time the Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

               7.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

          8.   Performance Awards.

               8.1 Performance Objectives. Performance objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) pre-tax profits, (iii) net earnings or net worth, (iv) return on equity or assets, (v) any combination of the foregoing, or (vi) any other standard or standards deemed appropriate by the Committee at the time the Award is granted. Performance objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. Prior to the end of a Performance Cycle, the Committee, in its discretion, may adjust the performance objectives to reflect a Change in the Capitalization, a change in the tax rate or book tax rate of the Company or any Subsidiary, or any other event which may materially affect the performance of the Company, a Subsidiary or a Division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a Division.

               8.2 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified performance objectives within the Performance Cycle, represent the right to receive payment as provided in Section 8.2(b) hereof of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of performance objective attainment; provided, however, that the Committee may at the time a Performance Unit is granted, specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of the Performance Units to which it relates, the performance objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such objectives must be satisfied.

                    (a) Vesting and Forfeiture. A Grantee shall become vested with respect to the Performance Units to the extent that the performance objectives set forth in the Agreement are satisfied for the Performance Cycle.

                    (b) Payment of Awards. Payment to Grantees in respect of vested Performance Units shall be made within sixty (60) days after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 8.4 hereof, such payments may be made entirely in Shares valued at their Fair Market Value as of the last day of the applicable Performance Cycle or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion, shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

               8.3 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

                    (a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made, the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                    (b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 8.3(c) or 8.4 hereof, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

                    (c) Lapse of Restrictions. Subject to Section 8.4 hereof, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of performance objectives as the Committee may, in its discretion, determine at the time an Award is granted.

                    (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

                    (e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

               8.4 Effect of Change in Control. Notwithstanding anything contained in the Plan to the contrary:

                    (a) With respect to the Performance Units, the Committee may determine that a Grantee shall (i) become vested in a percentage of Performance Units as a result of a change in control of the Company and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a change in control of the Company, a cash payment in an amount as determined by the Committee and as set forth in the Agreement.

                    (b) With respect to the Performance Shares, the Committee may provide in an Agreement for the lapse of restrictions imposed upon all or a portion of the Performance Shares in the event of a change in control of the Company.

                    (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a change in control of the Company, including, but not limited to, provisions for the adjustment of applicable performance objectives.

               8.5 Non-transferability. No Performance Awards shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution.

               8.6 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

          9.   Effect of a Termination of Employment or Service.

               The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment or service of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division or a change in status from employee or director to consultant), as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter. Notwithstanding the foregoing and unless specifically set forth in an Agreement to the contrary, (i) in the event an Optionee's or Grantee's employment or service with the Company is terminated for Cause, the Option or Award granted to the Optionee or Grantee hereunder shall immediately terminate in full and in the case of Options, no rights thereunder may be exercised, and in all other cases, no payment will be made with respect thereto, and (ii) in the event the Optionee's or Grantee's employment or service with the Company is terminated other than for Cause, the Option or Award granted to the Optionee or Grantee hereunder shall terminate in full on the ninetieth (90th) day following such termination and in the case of Options, no rights thereunder may be exercised, and in all other cases, no payment will be made with respect thereto.

          10.  Adjustment Upon Changes in Capitalization.

               (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) maximum number of class of Shares or other stock or securities with respect to which Options may be granted to any Eligible Individual during the term of the Plan and (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan, and the purchase price therefor, if applicable.

               (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

               (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

          11. Effect of Certain Transactions. Subject to Sections 5.9, 6.7, 7.4(b) and 8.4 hereof, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or SAR or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options or Awards prior to such Transaction.

          12. Interpretation.

               (a) Awards under the Plan are intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

               (b) Unless otherwise expressly stated in the relevant Agreement, each Award granted under the Plan (other than Restricted Stock) is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. Except in cases of the death, disability or change in control, the Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as performance-based compensation.

          13. Pooling Transactions. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a change in control of the Company which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, which are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment or settlement with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquired of the Company, or a combination of the foregoing and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

          14.  Termination and Amendment of the Plan.

               The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

               (a) No such amendment, modification, suspension or termination shall impair or adversely alter any Options, SARs or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

               (b) To the extent necessary under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or applicable law or securities exchange rule, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations.

          15.  Non-Exclusivity of the Plan.

               The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

          16.  Limitation of Liability.

               As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

               (a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

               (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

               (c) limit in any way the right of the Company to terminate the employment of any person at any time; or

               (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

          17.  Regulations and Other Approvals; Governing Law.

               17.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New York without giving effect to conflicts of law principles thereof.

               17.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

               17.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

               17.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

               17.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, (the "Securities Act") and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares or Awards, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares or Awards shall be appropriately amended to reflect their status as restricted securities as aforesaid.

          18.  Miscellaneous.

               18.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

               18.2 Withholding of Taxes. (a) The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option or the exercise thereof, any Stock Appreciation Right or the exercise thereof, or the grant of any other Award, including, but not limited to, the withholding of cash or Shares which would be paid or delivered pursuant to such exercise or Award or another exercise of Award under this Plan until the Grantee reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or canceling any portion of such Award or another Award under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold. The Committee may permit a Grantee (or any beneficiary or other person authorized to act) to elect to pay a portion or all of any amounts required or permitted to be withheld to satisfy federal, state, local or foreign tax obligations by directing the Company to withhold a number of whole Shares which would otherwise be distributed and which have a Fair Market Value sufficient to cover the amount of such required or permitted withholding taxes.

                    (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

                    (c) The Committee shall have the authority, at the time of grant of an Option or Award under the Plan or at any time thereafter, to award tax bonuses to designated Optionees or Grantees, to be paid upon their exercise of Options or payment in respect of Awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

          19. Effective Date. The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the holders of a majority of the securities of the Company in accordance with the applicable laws of the State of Delaware within twelve (12) months of such adoption.

          20. Termination of 1995 Stock Option Plan. Upon the effectiveness of the Plan, the Company's 1995 Stock Option Plan shall terminate.